TIAA SEPARATE ACCOUNT VA-3

Teachers Insurance and Annuity Association of America

SUPPLEMENT NO. 1

dated March 2, 2020

to the Prospectus Levels 1, 2, 3, 4 dated May 1, 2019

This supplement amends certain disclosure in the prospectus for the TIAA Access individual and group variable annuity contracts. Please keep this supplement with your prospectus for future reference.

Effective March 1, 2020, the TIAA-CREF Bond Fund changed its name to the TIAA-CREF Core Bond Fund and the TIAA-CREF Bond Plus Fund changed its name to the TIAA-CREF Core Bond Plus Fund. As a result, all references to the TIAA-CREF Bond Fund and the TIAA-CREF Bond Plus Fund are deleted and replaced with TIAA-CREF Core Bond Fund and TIAA-CREF Core Bond Plus Fund, respectively.

A40803 (3/20)